                                                                    EXHIBIT 99.1
                                                                    ------------

                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1999-C

                                   TERM SHEET

                              Subject to Revision

PARTIES

The Trust


AmeriCredit Automobile Receivables Trust 1999-C is a Delaware business trust. The trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

Seller

AFS Funding Corp. is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit Financial Services, Inc. AFS Funding Corp. will sell the auto loans to the issuing trust.

Servicer

AmeriCredit Financial Services, Inc. is a Delaware corporation. AmeriCredit Financial Services, Inc. will service the auto loans held by the issuing trust.

The Insurer

Financial Security Assurance Inc. is a New York financial guaranty insurance company. Financial Security Assurance Inc. will issue a policy, which will guarantee the payment of timely interest and principal due on the notes but only as set forth in the section of the prospectus supplement titled "The Policy."

The Trustee

Bank One, N.A. is a national banking association. Bank One, N.A. will be the trust collateral agent, the indenture trustee and the backup servicer.

DATES

Statistical Calculation Date

 . August 2, 1999. This is the date used for preparing the statistical information used in this term sheet.

Initial Cutoff Date

 . August 24, 1999. The issuing trust will receive payments due on, or received with respect to, the auto loans on or after this date.

Closing Date

 . August 26, 1999.

DESCRIPTION OF THE SECURITIES

General

The issuing trust will issue six classes of its asset backed notes. The notes are designated as the "Class A-1 Notes", the "Class A-2A Notes," the "Class A-2B Notes", the "Class A-3 Notes", the "Class A-4 Notes" and the "Class A-5 Notes".

Each class of notes will have the initial principal amount and interest rate set forth in the following table. The dates on which the final payment of principal and interest on each class of notes is scheduled to be made are also set forth in the following table.

          Initial Note                        Final
           Principal                        Scheduled
            Balance                       Distribution
 Class                    Interest Rate       Date
-------   --------------  -----------------------------
 A-1      $135,000,000        ___%       September 2000
 A-2A     $150,000,000        ___%       November 2002
 A-2B     $150,000,000        LIBOR +    November 2002
                              ___%

          Initial Note                        Final
           Principal                        Scheduled
            Balance                       Distribution
 Class                    Interest Rate       Date
-------   --------------  -----------------------------
 A-3      $182,000,000        ___%       October 2003
 A-4      $283,000,000        LIBOR +    September 2006
                              ___%
 A-5      $100,000,000        ___%       August 2004

The Class A-2A and Class A-2B initial note principal balances may be reallocated between them such that they aggregate $300,000,000.

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

 . August 24, 1999, for the period from the day of the closing to the first distribution date; and

 . thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book-entry form only. The notes will be issued in minimum denominations of $1,000 and multiples of $1,000 in excess thereof.

You may hold your notes through The Depository Trust Company in the United States or Cedelbank, societe anonyme or in the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."



Distribution Dates

 . When AmeriCredit Financial Services, Inc. is the servicer:

  The distribution date will be the 5th day of each month, or, if such day is not a business day, on the next succeeding business day, but never before the third business day of the month. The first distribution date will be October 5, 1999.

 . If AmeriCredit Financial Services, Inc. is not the servicer:

  The distribution date will become the twelfth day of each month, or if such twelfth day is not a business day, the next following business day.

 . Insured distributions:

  Financial Security Assurance Inc. will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month, or if such twelfth day is not a business day, the next following business day.

 . The record date for all distribution dates is the close of business on the business day immediately preceding such distribution date.

Interest

Interest on the notes of each class will accrue at the applicable interest rate from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes, Class A-2B Notes and Class A-4 Notes will be calculated on an "actual/360" basis. Interest on the Class A-2A Notes, Class A-3 Notes and Class A-5 Notes will be on a "30/360" basis.

Principal

 . Calculation:

  Principal of the notes will be payable on each distribution date in an amount equal to (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, plus (2) the amount of excess interest collected on the auto loans during the prior calendar month after paying interest on the notes and other expenses, which is to be used to pay principal on the notes, if any, for the calendar month preceding such distribution date to the extent described herein.

Principal Payments on the Notes

The Class A-1 Notes, the Class A-2A Notes and the Class A-2B Notes, the Class A-3 Notes and the Class-A4 Notes will be "sequential pay" classes which collectively initially will receive approximately 89.00%, and after the Class A-5 Notes have been paid off, 100% of the amount to be paid as principal to the noteholders on each distribution date as follows:

  -  first, the Class A-1 Notes will be paid off;

  - once the Class A-1 Notes are paid off, the Class A-2A Notes and Class A-2B Notes will begin to amortize, receiving distributions pro rata until they
                                                           --- ----
     are paid off;

  - once the Class A-2A Notes and Class A-2B Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

  - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.

The Class A-5 Notes will be a "wide-window" "pay-through class" of notes, which will receive principal payments on all distribution dates until it is paid off, and which generally will amortize as the auto loan pool amortizes. The Class A-5 Notes will comprise initially 10.00% of the notes, and will be entitled to receive 11.00% of the amount to be paid as principal to the noteholders on each distribution date.

In addition, the outstanding principal amount of the notes of any class, to the extent not previously paid, will be payable on the respective final scheduled distribution date for such class (and, if not paid in full on such date, will be paid on the twelfth day of the month of such final scheduled distribution date).

THE TRUST ASSETS

General

The issuing trust's assets will include:

 . certain motor vehicle retail installment sale contracts, secured by new and used automobiles, light duty trucks and vans;

 . certain monies received thereunder on or after August 24, 1999;

 . an assignment of the security interests in the vehicles securing the auto loan pool;

 . the related files;

 . all rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the vehicles or the obligors;

 . all rights to liquidation proceeds with respect to the auto loan pool;

 . an assignment of the rights of AFS Funding Corp. against dealers under agreements between AmeriCredit Financial Services, Inc. and such dealers;

 . certain bank accounts;

 . all proceeds of the foregoing; and

 . certain rights under the principal transaction documents for this offering.

THE AUTO LOAN POOL

General

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers and then acquired by AmeriCredit Financial Services, Inc. pursuant to its contract acquisition program. The motor vehicle retail installment sale contracts consist primarily of contracts with individuals with less than perfect credit due to various factors, including, among other things, the manner in which such individuals have handled previous credit, the limited extent of their prior credit history and/or their limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the auto loans in the pool as of August 2, 1999. The statistical distribution of the characteristics of the auto loan pool as of August 24, 1999 may vary somewhat from the statistical distribution of such characteristics as of August 2, 1999 as presented herein, although such variance will not be material.

 . As of August 2, 1999 the auto loans in the pool have:

     -    an aggregate principal balance of $546,661,871.06;

     -    a weighted average annual percentage rate of approximately 18.55%;

     -    a weighted average original maturity of approximately 59 months;

     -    a weighted average remaining maturity of approximately 59 months; and

     - a remaining term of not more than 72 months and not less than 12 months (each).

 . As of August 24, 1999 the auto loans in the pool are expected to have an aggregate principal balance of approximately $700,000,000.

Pre-Funding Feature

Approximately $300,000,000 of the proceeds of the notes will be held by Bank One, N.A. in an account which is formed solely to hold this money, and used to purchase additional auto loans. The issuing trust will purchase from AFS Funding Corp. additional auto loans from time to time on or before February 29, 2000, from funds on deposit in this account.

The auto loans acquired by the issuing trust during the period between the day of the closing and February 29, 2000 will also have been originated by AmeriCredit Financial Services, Inc. The characteristics of the subsequently-acquired auto loans will not differ materially from the auto loans acquired by the issuing trust on the day of the closing.

THE INSURANCE POLICY

On the day of the closing, Financial Security Assurance Inc. will issue a financial guaranty insurance policy for the benefit of the noteholders. Pursuant to this policy, Financial Security Assurance Inc. will unconditionally and irrevocably guarantee the payments of interest and principal with respect to the notes required to be made during the term of such policy.

In the event that, on any distribution date, the noteholders did not receive the full amount of the payment then due to them, such shortfall (together with, in the case of an interest shortfall, interest thereon at the related interest rate) is due and payable and will be funded on the twelfth day of such month either from an account which holds money for this purpose or from the proceeds of a drawing under the policy.

OPTIONAL REDEMPTION

The Class A-4 Notes and Class A-5 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit Financial Services, Inc. exercises its "clean-up call" option. This can only occur after the pool balance declines to 10% or less of its original level. The redemption price is equal to the unpaid principal amount of the notes of each such class plus accrued and unpaid interest thereon.

MANDATORY REDEMPTION

If the Pre-Funding Account is not depleted

Each class of notes will be redeemed in part in the event that any portion of the $300,000,000 deposited in a segregated account with Bank One, N.A. remains on deposit in such account on February 29, 2000. The aggregate principal amount of each class of notes to be redeemed will be an amount equal to such class' pro rata share (based on the respective current principal amount of each class of notes) of the amount remaining in such account on February 29, 2000. However, if the amount to be redeemed is $100,000 or less, such amount will be applied to the notes to reduce the outstanding principal balances of the classes of notes then entitled to receive distributions of principal.

Upon Event of Default

The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security Assurance Inc. is not in default, the power to declare an event of default will be held by Financial Security Assurance Inc. In the case of such an event of default, the notes will automatically be accelerated and subject to immediate payment at par. The policy issued by Financial Security Assurance Inc. does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security Assurance Inc. elects, in its sole discretion, to pay such amounts in whole or in part.

RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. in order to be issued:


          Class                        Rating
         --------        --------------------------------------
                            S&P                      Moody's
                         ------------             --------------
           A-1              A-1+                      P-1
           A-2A             AAA                       Aaa
           A-2B             AAA                       Aaa
           A-3              AAA                       Aaa
           A-4              AAA                       Aaa
           A-5              AAA                       Aaa

                     COMPOSITION OF THE INITIAL RECEIVABLES
                     AS OF THE STATISTICAL CALCULATION DATE

                                                     New                          Used                       Total
                                            -----------------------     ------------------------        -----------------
Aggregate Principal Balance(1)                      $140,905,755.58              $405,756,115.48          $546,661,871.06
Number of Receivables                                         8,707                       31,055          39,762
Percent of Aggregate Principal Balance                       25.78%                       74.22%          100%
Average Principal Balance                                $16,183.04                   $13,065.73          $13,748.35
      Range of Principal Balances           $1,077.09 to $41,382.08      $1,469.85 to $43,717.69
Weighted Average APR(1)                                      17.14%                       19.04%          18.55%
      Range of APRs                               (9.50% to 25.95%)            (9.25% to 29.90%)
Weighted Average Remaining Term                                  61                           58          59
      Range of Remaining Terms                    (12 to 72 months)            (16 to 72 months)
Weighted Average Original Term                                   61                           58          59
      Range of Original Terms                     (12 to 72 months)            (18 to 72 months)


-------------------

(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

                 DISTRIBUTION OF THE INITIAL RECEIVABLES BY APR
                     AS OF THE STATISTICAL CALCULATION DATE

                                     Aggregate                % of Aggregate                        % of Total
                                     Principal                  Principal         Number of         Number of
    APR Range                        Balance(1)                 Balance(2)       Receivables      Receivables(2)
-------------------           ------------------             ---------------     -----------      --------------
 9.000 to  9.999%             $    3,056,982.72                   0.56%             178                0.45%
10.000 to 10.999                   3,947,003.63                   0.72%             217                0.55%
11.000 to 11.999                   6,021,503.59                   1.10%             333                0.84%
12.000 to 12.999                  15,993,919.19                   2.93%             918                2.31%
13.000 to 13.999                  13,552,713.67                   2.48%             788                1.98%
14.000 to 14.999                  19,274,185.68                   3.53%           1,109                2.79%
15.000 to 15.999                  44,314,777.57                   8.11%           2,704                6.80%
16.000 to 16.999                  36,788,178.57                   6.73%           2,308                5.80%
17.000 to 17.999                  76,892,857.91                  14.07%           5,123               12.88%
18.000 to 18.999                  97,167,892.82                  17.77%           7,062               17.76%
19.000 to 19.999                  53,703,771.78                   9.82%           3,872                9.74%
20.000 to 20.999                  53,946,377.35                   9.87%           4,191               10.54%
21.000 to 21.999                  72,942,833.56                  13.34%           6,232               15.67%
22.000 to 22.999                  20,474,552.32                   3.75%           1,832                4.61%
23.000 to 23.999                  23,916,184.33                   4.37%           2,412                6.07%
24.000 to 24.999                   3,251,921.93                   0.59%             323                0.81%
25.000 to 25.999                   1,100,448.51                   0.20%             122                0.31%
26.000 to 26.999                     165,223.90                   0.03%              19                0.05%
27.000 to 27.999                      65,886.19                   0.01%               7                0.02%
28.000 to 28.999                      44,128.40                   0.01%               5                0.01%
29.000 to 29.999                      40,527.44                   0.01%               7                0.02%
                              ------------------             ---------------   -----------        --------------

TOTAL                         $  546,661,871.06                 100.00%          39,762              100.00%
                              ==================             ===============   ===========        ==============



-----------------------

(1)   Aggregate Principal Balances include some portion of accrued interest.
(2)   Percentages may not add to 100% because of rounding.

         DISTRIBUTION OF THE INITIAL RECEIVABLES BY GEOGRAPHIC LOCATION
                OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE

                                      Aggregate               % of Aggregate                           % of Total
                                      Principal                 Principal        Number of             Number of
     State                            Balance(1)                Balance(2)      Receivables          Receivables(2)
---------------                 --------------------        -----------------  -------------       ------------------
Alabama                         $    12,523,865.48                2.29%              904                   2.27%
Arizona                              18,875,352.27                3.45%            1,403                   3.53%
California                           68,910,498.54               12.61%            4,667                  11.74%
Colorado                              5,171,384.68                0.95%              386                   0.97%
Connecticut                           5,801,630.48                1.06%              424                   1.07%
Delaware                              2,412,454.31                0.44%              185                   0.47%
Florida                              45,115,272.55                8.25%            3,339                   8.40%
Georgia                              16,593,009.94                3.04%            1,152                   2.90%
Illinois                             24,038,220.94                4.40%            1,759                   4.42%
Indiana                              10,107,975.08                1.85%              765                   1.92%
Iowa                                  3,742,510.05                0.68%              285                   0.72%
Kansas                                4,726,907.90                0.86%              348                   0.88%
Kentucky                              7,301,857.69                1.34%              560                   1.41%
Louisiana                             8,565,807.43                1.57%              605                   1.52%
Maine                                 1,863,939.49                0.34%              154                   0.39%
Maryland                             11,110,691.22                2.03%              774                   1.95%
Massachusetts                         6,316,806.44                1.16%              525                   1.32%
Michigan                             18,595,544.07                3.40%            1,363                   3.43%
Minnesota                             6,773,780.30                1.24%              528                   1.33%
Mississippi                           4,094,886.62                0.75%              283                   0.71%
Missouri                              7,987,777.07                1.46%              604                   1.52%
Nebraska                              2,480,083.35                0.45%              183                   0.46%
Nevada                                9,466,761.95                1.73%              683                   1.72%
New Hampshire                         1,657,059.54                0.30%              143                   0.36%
New Jersey                           15,309,829.51                2.80%            1,147                   2.88%
New Mexico                            3,039,220.56                0.56%              216                   0.54%
New York                             27,299,698.06                4.99%            2,047                   5.15%
North Carolina                       13,712,479.56                2.51%              970                   2.44%
Ohio                                 26,074,060.90                4.77%            2,014                   5.07%
Oklahoma                              4,552,586.59                0.83%              368                   0.93%
Oregon                                2,590,884.04                0.47%              188                   0.47%
Pennsylvania                         30,268,375.27                5.54%            2,319                   5.83%
Rhode Island                          1,845,826.48                0.34%              152                   0.38%
South Carolina                        5,709,188.06                1.04%              396                   1.00%
Tennessee                            12,325,707.42                2.25%              887                   2.23%
Texas                                57,805,424.48               10.57%            3,948                   9.93%
Utah                                  2,202,752.08                0.40%              172                   0.43%
Virginia                             16,931,386.87                3.10%            1,199                   3.02%
Washington                            9,187,992.55                1.68%              677                   1.70%
West Virginia                         3,743,989.04                0.68%              283                   0.71%
Wisconsin                             5,434,849.16                0.99%              413                   1.04%

Other(3)                              4,393,543.04                0.80%              344                   0.87%
                                --------------------        -----------------  -------------       ------------------

TOTAL                           $   546,661,871.06              100.00%           39,762                 100.00%
                                ====================        =================  =============       ==================

------------------------------

(1)     Aggregate Principal Balances include some portion of accrued interest.
(2)     Percentages may not add to 100% because of rounding.
(3)     States with Aggregate Principal Balances less than $1,500,000.

                       YIELD AND PREPAYMENT CONSIDERATIONS

        All the Receivables are prepayable at any time. If prepayments are received on the Receivables, the actual weighted average life of the Receivables may be shorter than the scheduled weighted average life (i.e., the weighted average life assuming that payments will be made as scheduled, and that no prepayments will be made). (For this purpose, the term "prepayments" also includes liquidations due to default, as well as receipt of proceeds from credit life, credit disability, and casualty insurance policies.) Weighted average life means the average amount of time during which each dollar of principal on a Receivable is outstanding.

        The rate of prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including the fact that an Obligor may not sell or transfer a Financed Vehicle without the consent of the Servicer. The Servicer believes that the actual rate of prepayments will result in a substantially shorter weighted average life than the scheduled weighted average life of the Receivables. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne by the noteholders.

        The rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the Principal Balance of the Receivables. As a result, final payment of any class of notes could occur significantly earlier than the date on which the final distribution is scheduled to be paid (the "Final Scheduled Distribution Date") for such class of notes. Reinvestment risk associated with early payment of the notes will be borne exclusively by the noteholders.

        Prepayments on automobile receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

        The tables captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" ("ABS Tables") have been prepared on the basis of the following assumptions: (i) the Trust includes three pools of Receivables with the characteristics set forth in the following table; (ii) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases; (iii) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days;
(iv) the initial principal amount of each class of notes is as set forth on the cover page of the Prospectus Supplement; (v) interest accrues during each Interest Period at the following assumed coupon rates: Class A-1 Notes, 5.52625%; Class A-2A Notes, 6.33%; Class A-2B Notes, 5.50375%; Class A-3 Notes, 6.83%; Class A-4 Notes, 5.59375%; and Class A-5 Notes 6.79%; (vi) payments on the notes are made on the 5th day of each month whether or not a Business Day;
(vii) the notes are purchased on August 26, 1999; (viii) the scheduled monthly payment for each Receivable has been calculated on the basis of the assumed characteristics in the following table such that each Receivable will amortize in amounts sufficient to repay the Principal Balance of such Receivable by its indicated remaining term to maturity; (ix) the first due date for each Receivable is the last day of the month of the assumed cutoff date for such Receivable as set forth in the following table; (x) the entire Pre-Funded Amount is used to purchase Subsequent Receivables; (xi) the Servicer does not exercise its option to purchase the Receivables; (xii) Accelerated Principal Amounts are paid on each Distribution Date until the later of the first Distribution Date on which the Pro Forma Note Balance reaches the Required Pro Forma Note Balance and the Class A-1 Notes are paid in full; and (xiii) the difference between the gross APR and the net APR is equal to the Base Servicing Fee, and the net APR is further reduced by the fees due to the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee and the Insurer.

                                                                         Remaining
                Aggregate                                                 Term to
                Principal                              Assumed            Maturity             Seasoning
  Pool           Balance             Gross APR       Cutoff Date         (in Months)          (in Months)
--------       ------------          ---------       -----------         -----------          ----------
   1             $700,000,000         18.55%           9/1/99                59                    0
   2             $200,000,000         18.55%           12/1/99               59                    0
   3             $100,000,000         18.55%           2/1/00                59                    0
 Total         $1,000,000,000

        The ABS Tables indicate, based on the assumptions set forth above, the percentages of the initial principal amount of each class of notes that would be outstanding after each of the Distribution Dates shown at various percentages of ABS and the corresponding weighted average lives of such notes. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity, that all of the Receivables will prepay at the same level of ABS or that the coupon rates on the notes will remain constant. Moreover, the diverse terms of Receivables could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of notes.

     PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)

                                           Class A-1 Notes                       Class A-2A and Class A-2B Notes
                              --------------------------------------------    -------------------------------------------
Distribution Date               0.0%       1.0%        1.7%         2.5%        0.0%        1.0%        1.7%       2.5%
-----------------             --------   --------    --------     --------    --------    --------    --------   --------
Closing Date                    100         100         100         100         100         100         100         100
05-Oct-99                        94          89          86          82         100         100         100         100
05-Nov-99                        86          77          71          63         100         100         100         100
05-Dec-99                        78          65          56          45         100         100         100         100
05-Jan-00                        68          49          36          21         100         100         100         100
05-Feb-00                        57          33          16           0         100         100         100          98
05-Mar-00                        44          14           0           0         100         100          97          86
05-Apr-00                        31           0           0           0         100          98          87          74
05-May-00                        19           0           0           0         100          90          77          63
05-Jun-00                         6           0           0           0         100          82          68          51
05-Jul-00                         0           0           0           0          97          74          58          40
05-Aug-00                         0           0           0           0          91          66          49          29
05-Sep-00                         0           0           0           0          85          58          39          19
05-Oct-00                         0           0           0           0          79          52          32          11
05-Nov-00                         0           0           0           0          76          46          26           3
05-Dec-00                         0           0           0           0          72          41          19           0
05-Jan-01                         0           0           0           0          69          36          13           0
05-Feb-01                         0           0           0           0          65          31           7           0
05-Mar-01                         0           0           0           0          62          26           0           0
05-Apr-01                         0           0           0           0          58          21           0           0
05-May-01                         0           0           0           0          54          15           0           0
05-Jun-01                         0           0           0           0          50          10           0           0
05-Jul-01                         0           0           0           0          47           5           0           0
05-Aug-01                         0           0           0           0          43           0           0           0
05-Sep-01                         0           0           0           0          39           0           0           0
05-Oct-01                         0           0           0           0          35           0           0           0
05-Nov-01                         0           0           0           0          31           0           0           0
05-Dec-01                         0           0           0           0          27           0           0           0
05-Jan-02                         0           0           0           0          23           0           0           0
05-Feb-02                         0           0           0           0          18           0           0           0
05-Mar-02                         0           0           0           0          14           0           0           0
05-Apr-02                         0           0           0           0          10           0           0           0
05-May-02                         0           0           0           0           5           0           0           0
05-Jun-02                         0           0           0           0           1           0           0           0
05-Jul-02                         0           0           0           0           0           0           0           0
Weighted Average
  Life in Years(2)                0.51        0.38        0.33        0.28        1.82        1.24        1.00        0.84

------------------------------------

(1)   The percentages in this table have been rounded to nearest whole number.

(2) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the note.

            PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                 PERCENTAGES(1)

                                           Class A-3 Notes                                 Class A-4 Notes
                             --------------------------------------------    --------------------------------------------
Distribution Date              0.0%        1.0%        1.7%        2.5%        0.0%        1.0%        1.7%        2.5%
-----------------            --------    --------    --------    --------    --------    --------    --------    --------
Closing Date                   100         100         100         100         100         100         100         100
05-Oct-99                      100         100         100         100         100         100         100         100
05-Nov-99                      100         100         100         100         100         100         100         100
05-Dec-99                      100         100         100         100         100         100         100         100
05-Jan-00                      100         100         100         100         100         100         100         100
05-Feb-00                      100         100         100         100         100         100         100         100
05-Mar-00                      100         100         100         100         100         100         100         100
05-Apr-00                      100         100         100         100         100         100         100         100
05-May-00                      100         100         100         100         100         100         100         100
05-Jun-00                      100         100         100         100         100         100         100         100
05-Jul-00                      100         100         100         100         100         100         100         100
05-Aug-00                      100         100         100         100         100         100         100         100
05-Sep-00                      100         100         100         100         100         100         100         100
05-Oct-00                      100         100         100         100         100         100         100         100
05-Nov-00                      100         100         100         100         100         100         100         100
05-Dec-00                      100         100         100          91         100         100         100         100
05-Jan-01                      100         100         100          78         100         100         100         100
05-Feb-01                      100         100         100          66         100         100         100         100
05-Mar-01                      100         100         100          53         100         100         100         100
05-Apr-01                      100         100          91          41         100         100         100         100
05-May-01                      100         100          81          30         100         100         100         100
05-Jun-01                      100         100          71          18         100         100         100         100
05-Jul-01                      100         100          61           7         100         100         100         100
05-Aug-01                      100         100          52           0         100         100         100          97
05-Sep-01                      100          92          42           0         100         100         100          90
05-Oct-01                      100          84          33           0         100         100         100          83
05-Nov-01                      100          76          24           0         100         100         100          77
05-Dec-01                      100          68          15           0         100         100         100          71
05-Jan-02                      100          60           6           0         100         100         100          64
05-Feb-02                      100          52           0           0         100         100          99          58
05-Mar-02                      100          44           0           0         100         100          93          53
05-Apr-02                      100          37           0           0         100         100          88          47
05-May-02                      100          29           0           0         100         100          83          42
05-Jun-02                      100          21           0           0         100         100          78          37
05-Jul-02                       94          14           0           0         100         100          73          32
05-Aug-02                       86           6           0           0         100         100          68          26
05-Sep-02                       78           0           0           0         100          99          63          21
05-Oct-02                       70           0           0           0         100          95          59          17
05-Nov-02                       62           0           0           0         100          90          55          12
05-Dec-02                       54           0           0           0         100          85          51           8
05-Jan-03                       46           0           0           0         100          81          46           4
05-Feb-03                       38           0           0           0         100          76          43           3
05-Mar-03                       29           0           0           0         100          72          39           2
05-Apr-03                       20           0           0           0         100          67          35           1
05-May-03                       12           0           0           0         100          63          32           0
05-Jun-03                        3           0           0           0         100          59          28           0
05-Jul-03                        0           0           0           0          96          55          25           0
05-Aug-03                        0           0           0           0          90          50          22           0
05-Sep-03                        0           0           0           0          84          46          19           0
05-Oct-03                        0           0           0           0          78          42          16           0
05-Nov-03                        0           0           0           0          72          39          13           0
05-Dec-03                        0           0           0           0          65          35          11           0
05-Jan-04                        0           0           0           0          59          31           9           0
05-Feb-04                        0           0           0           0          52          27           7           0
05-Mar-04                        0           0           0           0          46          23           5           0
05-Apr-04                        0           0           0           0          39          19           4           0
05-May-04                        0           0           0           0          32          15           3           0
05-Jun-04                        0           0           0           0          25          11           2           0
05-Jul-04                        0           0           0           0          17           7           1           0
05-Aug-04                        0           0           0           0           9           4           1           0
05-Sep-04                        0           0           0           0           6           3           0           0
05-Oct-04                        0           0           0           0           4           2           0           0
05-Nov-04                        0           0           0           0           2           1           0           0
05-Dec-04                        0           0           0           0           1           0           0           0
05-Jan-05                        0           0           0           0           0           0           0           0
Weighted Average
  Life in (years) (2)            3.35        2.51        2.00        1.60        4.51        4.02        3.42        2.65

------------------------------------

(1)   The percentages in this table have been rounded to nearest whole number.

(2) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the note.

     PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)

                                                    Class A-5 Notes
                              ---------------------------------------------------------------------
Distribution Date               0.0%                1.0%                1.7%                 2.5%
-----------------             --------            --------            --------             --------
Closing Date                    100                 100                 100                 100
05-Oct-99                        99                  98                  98                  97
05-Nov-99                        98                  96                  95                  94
05-Dec-99                        96                  94                  93                  91
05-Jan-00                        95                  91                  89                  87
05-Feb-00                        93                  89                  86                  83
05-Mar-00                        91                  86                  82                  78
05-Apr-00                        89                  83                  79                  74
05-May-00                        86                  80                  75                  69
05-Jun-00                        84                  77                  71                  65
05-Jul-00                        82                  74                  68                  61
05-Aug-00                        80                  71                  64                  57
05-Sep-00                        78                  68                  61                  53
05-Oct-00                        76                  65                  58                  50
05-Nov-00                        74                  63                  56                  47
05-Dec-00                        73                  61                  53                  44
05-Jan-01                        72                  60                  51                  41
05-Feb-01                        70                  58                  49                  39
05-Mar-01                        69                  56                  46                  36
05-Apr-01                        68                  54                  44                  33
05-May-01                        66                  52                  42                  30
05-Jun-01                        65                  50                  40                  28
05-Jul-01                        64                  48                  37                  25
05-Aug-01                        62                  46                  35                  23
05-Sep-01                        61                  45                  33                  20
05-Oct-01                        59                  43                  31                  18
05-Nov-01                        58                  41                  29                  16
05-Dec-01                        56                  39                  27                  13
05-Jan-02                        55                  37                  25                  11
05-Feb-02                        53                  35                  23                   9
05-Mar-02                        51                  34                  21                   7
05-Apr-02                        50                  32                  19                   5
05-May-02                        48                  30                  18                   3
05-Jun-02                        47                  29                  16                   2
05-Jul-02                        45                  27                  14                   0
05-Aug-02                        43                  25                  13                   0
05-Sep-02                        41                  23                  11                   0
05-Oct-02                        40                  22                   9                   0
05-Nov-02                        38                  20                   8                   0
05-Dec-02                        36                  19                   6                   0
05-Jan-03                        34                  17                   5                   0
05-Feb-03                        32                  15                   4                   0
05-Mar-03                        30                  14                   2                   0
05-Apr-03                        28                  12                   1                   0
05-May-03                        26                  11                   0                   0
05-Jun-03                        24                   9                   0                   0
05-Jul-03                        22                   8                   0                   0
05-Aug-03                        20                   6                   0                   0
05-Sep-03                        18                   5                   0                   0
05-Oct-03                        16                   4                   0                   0
05-Nov-03                        14                   2                   0                   0
05-Dec-03                        12                   1                   0                   0
05-Jan-04                         9                   0                   0                   0
05-Feb-04                         7                   0                   0                   0
05-Mar-04                         5                   0                   0                   0
05-Apr-04                         2                   0                   0                   0
05-May-04                         0                   0                   0                   0
05-Jun-04                         0                   0                   0                   0
Weighted Average
  Life (years)                    2.53                1.96                1.60                1.28

------------------------------------

(1)   The percentages in this table have been rounded to nearest whole number.

(2) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the note.

Delinquency and Loan Loss Information

        The following tables set forth information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all Receivables it has purchased and serviced. This information includes the experience with respect to all Receivables in AmeriCredit's portfolio of Receivables serviced during each such period, including Receivables which do not meet the criteria for selection as a Receivable.

                             Delinquency Experience

    Financed Vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.

                                                                        At June 30,
                                  -------------------------------------------------------------------------------------
                                             1999                          1998                          1997
                                  -------------------------    --------------------------    --------------------------
                                   Number of                     Number of                     Number of
                                   Contracts       Amount        Contracts       Amount        Contracts       Amount
                                  -----------   -----------    ------------   -----------    ------------   -----------
Portfolio at end of period(1)       366,262     $4,105,468        213,549     $2,302,516        112,847     $1,138,255

Period of Delinquency(2)
      31-60 days(3)                  25,423     $  277,592         12,259     $  126,012          7,684     $   73,197
      61-90 days                      5,230         53,487          2,545         25,847          1,901         17,451
      91 days or more                 2,007         20,026          3,891         33,328          2,316         18,970
                                  -----------   -----------    ------------   -----------    ------------   -----------
Total Delinquencies                  32,660     $  351,105         18,695     $  185,187         11,901     $  109,618
Repossessed Assets                    3,207         37,773          1,732         18,818          1,491         14,471
                                  -----------   -----------    ------------   -----------    ------------   -----------
Total Delinquencies and
   Repossessed Assets                35,867        388,878         20,427        204,005         13,392        124,089
                                  ===========   ===========    ============   ===========    ============   ===========
Total Delinquencies as a
   Percentage of the
   Portfolio                          8.92%          8.55%          8.75%          8.04%         10.55%          9.63%
Total Repossessed Assets
   as a Percentage of the
   Portfolio                          0.88%          0.92%          0.81%          0.82%          1.32%          1.27%
Total Delinquencies and
   Repossessed Assets as
   a Percentage of the
   Portfolio                          9.80%          9.47%          9.56%          8.86%         11.87%         10.90%

------------------------------------

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)   Amounts shown do not include loans which are less than 31 days delinquent.

                             Credit Loss Experience

                                                                                          Fiscal Year Ended
                                                                                               June 30,
                                                                           ------------------------------------------------
                                                                                1999             1998             1997
                                                                           --------------   --------------   --------------
Period-End Principal Outstanding(1)                                          $4,105,468       $2,302,516       $1,138,255
Average Month-End Amount Outstanding During the Period(1)                     3,129,463        1,649,416          792,155
Net Charge-Offs(2)                                                              147,344           88,002           43,231
Net Charge-Offs as a Percentage of Period-End Principal Outstanding                3.6%             3.8%             3.8%
Net Charge-Offs as a Percent of Average Month-End Amount Outstanding               4.7%             5.3%             5.5%

------------------------------------

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.